Exhibit 21.1

American Healthcare REIT, Inc.

List of Subsidiaries

As of February 27, 2026

AHI Management Services, Inc. (Delaware)

AHI Springing Member I, LLC (Delaware)

AHI Springing Member II, LLC (Delaware)

AHR Albany Or Mc Trs Sub, LLC (Delaware)

AHR Albany Or Mc, LLC (Delaware)

AHR Baker City Or Alf Trs Sub, LLC (Delaware)

AHR Baker City Or Alf, LLC (Delaware)

AHR Batesville TRS Sub, LLC (Delaware)

AHR Battle Ground Wa Alf Trs Sub, LLC (Delaware)

AHR Battle Ground WA ALF, LLC (Delaware)

AHR Bloomington Mn Sh Trs Sub, LLC (Delaware)

AHR Bloomington Mn Sh, LLC (Delaware)

AHR Blue Springs Mo Alf Trs Sub, LLC (Delaware)

AHR Blue Springs Mo Alf, LLC (Delaware)

AHR Boiling Springs SC ALF TRS Sub, LLC (Delaware)

AHR Boiling Springs SC SH TRS Sub, LLC (Delaware)

AHR Boiling Springs SC SH, LLC (Delaware)

AHR Cedar Park TRS Sub, LLC (Delaware)

AHR Cedar Park TX ALF, LLC (Delaware)

AHR Cleveland TRS Sub, LLC (Delaware)

AHR College Place WA ALF TRS Sub, LLC (Delaware)

AHR College Place WA ALF, LLC (Delaware)

AHR Corpus Christi TRS Sub, LLC (Delaware)

AHR Corpus Christi TX ALF, LLC (Delaware)

AHR Dahlonega Ga Alf Trs Sub, LLC (Delaware)

AHR Dahlonega Ga Alf, LLC (Delaware)

AHR Draper Ut Sh Trs Sub, LLC (Delaware)

AHR Draper Ut Sh, LLC (Delaware)

AHR Easton Pa Alf Trs Sub, LLC (Delaware)

AHR Easton Pa Alf, LLC (Delaware)

AHR Eugene Or Alf Trs Sub, LLC (Delaware)

AHR Eugene Or Alf, LLC (Delaware)

AHR Federal Way Wa Alf Trs Sub, LLC (Delaware)

AHR Federal Way Wa Alf, LLC (Delaware)

AHR Fredericksburg Va Sh Trs Sub, LLC (Delaware)

AHR Fredericksburg Va Sh, LLC (Delaware)

AHR Fresno Ca Alf Trs Sub, LLC (Delaware)

AHR Fresno Ca Alf, LLC (Delaware)

AHR Grants Pass Or Alf Trs Sub, LLC (Delaware)

AHR Grants Pass Or Alf, LLC (Delaware)

AHR Grand Rapids Mn Sh Trs Sub, LLC (Delaware)

AHR Grand Rapids Mn Sh, LLC (Delaware)

AHR Hayden Id Alf Trs Sub, LLC (Delaware)

AHR Hayden Id Alf, LLC (Delaware)

AHR HICKORY NC SH TRS SUB, LLC (Delaware)

AHR Hickory NC SH, LLC (Delaware)

AHR Holland Mi Trs Sub, LLC (Delaware)

AHR Hood River Or Alf Trs Sub, LLC (Delaware)

AHR Hood River Or Alf, LLC (Delaware)

AHR Howell Mi Trs Sub, LLC (Delaware)

AHR Junction City Or Il Trs Sub, LLC (Delaware)

AHR Junction City Or Il, LLC (Delaware)

AHR Kansas City Alf Portfolio LLC (Delaware)

AHR Kansas City Mo Alf Ii, LLC (Delaware)

AHR Kansas City Mo Alf Trs Sub Ii, LLC (Delaware)

AHR Kansas City Mo Alf Trs Sub, LLC (Delaware)

AHR Kansas City Mo Alf, LLC (Delaware)

AHR La Grande Or Alf Trs Sub, LLC (Delaware)

AHR La Grande Or Alf, LLC (Delaware)

AHR League City TRS Sub, LLC (Delaware)

AHR League City TX ALF, LLC (Delaware)

AHR Lenexa Ks Alf Trs Sub, LLC (Delaware)

American Healthcare REIT, Inc.

List of Subsidiaries — (Continued)

As of February 27, 2026

AHR Lenexa Ks Alf, LLC (Delaware)

AHR Lexington Sc Alf Trs Sub, LLC (Delaware)

AHR Lexington Sc Alf, LLC (Delaware)

AHR Little River Sc Alf Trs Sub, LLC (Delaware)

AHR Little River Sc Alf, LLC (Delaware)

AHR Little River Sc Sh Trs Sub, LLC (Delaware)

AHR Little River Sc Sh, LLC (Delaware)

AHR Marietta Ga Alf Trs Sub, LLC (Delaware)

AHR Marietta Ga Alf, LLC (Delware)

AHR Mcminnville Or Alf Trs Sub, LLC (Delaware)

AHR Mcminnville Or Alf, LLC (Delaware)

AHR Mcminnville Or Il Trs Sub, LLC (Delaware)

AHR Mcminnville Or Il, LLC (Delaware)

AHR Michigan Opco Holdco, LLC (Delaware)

AHR Minnetonka MN SH, LLC (Delaware)

AHR Minnetonka MN SH TRS Sub, LLC (Delaware)

AHR Murrieta Ca Alf Trs Sub, LLC (Delaware)

AHR Murrieta Ca Alf, LLC (Delaware)

AHR Northview Grand Rapids Mi Trs Sub, LLC (Delaware)

AHR Olathe Ks Alf Trs Sub, LLC (Delaware)

AHR Olathe Ks Alf, LLC (Delaware)

AHR Oregon Alf Portfolio, LLC (Delaware)

AHR Port Orchard Wa Alf Trs Sub, LLC (Delaware)

AHR Port Orchard Wa Alf, LLC (Delaware)

AHR Raymore Mo Alf Trs Sub, LLC (Delaware)

AHR Raymore Mo Alf, LLC (Delaware)

AHR Riverside Grand Rapids Mi Trs Sub, LLC (Delaware)

AHR Rogue River Or Alf Trs Sub, LLC (Delaware)

AHR Rogue River Or Alf, LLC (Delaware)

AHR Roseburg Or Alf Trs Sub, LLC (Delaware)

AHR Roseburg Or Alf, LLC (Delaware)

AHR Roseburg Or Mc Trs Sub, LLC (Delaware)

AHR Roseburg Or Mc, LLC (Delaware)

AHR Round Rock TRS Sub, LLC (Delaware)

AHR Round Rock TX ALF, LLC (Delaware)

AHR San Rafael CA ALF TRS Sub, LLC (Delaware)

AHR San Rafael CA ALF, LLC (Delaware)

AHR Santa Fe Nm Sh Trs Sub, LLC (Delaware)

AHR Santa Fe Nm Sh, LLC (Delaware)

AHR Seaside Or Alf Trs Sub, LLC (Delaware)

AHR Seaside Or Alf, LLC (Delaware)

AHR Southeast Sh Portfolio, LLC (Delaware)

AHR Springdale TRS Sub, LLC (Delaware)

AHR Springing Member I, LLC (Delaware)

AHR Springing Member II, LLC (Delaware)

AHR Springville Ut Sh Trs Sub, LLC (Delaware)

AHR Springville Ut Sh, LLC (Delaware)

AHR St. Cloud Mn Sh Trs Sub, LLC (Delaware)

AHR St. Cloud Mn Sh, LLC (Delaware)

AHR St. Paul Mn Sh Trs Sub, LLC (Delaware)

AHR St. Paul Mn Sh, LLC (Delaware)

AHR Sugarland TRS Sub, LLC (Delaware)

AHR Sugarland TX ALF, LLC (Delaware)

AHR Sun Prairie Wi Sh Ii, LLC (Delaware)

AHR Sun Prairie Wi Sh Trs Sub Ii, LLC (Delaware)

AHR Temple TRS Sub, LLC (Delaware)

AHR Temple TX ALF, LLC (Delaware)

AHR Texas ALF Portfolio, LLC (Delaware)

AHR Timpanogos Sh Portfolio, LLC (Delaware)

AHR TRS Delta Valley Holdings, LLC (Delaware)

AHR Trs Kansas City Holdings, LLC (Delaware)

AHR TRS Opco Parent, LLC (Delware)

American Healthcare REIT, Inc.

List of Subsidiaries — (Continued)

As of February 27, 2026

AHR Trs Oregon Holdings, LLC (Delaware)

AHR Trs Southeast Holdings, LLC (Delaware)

AHR TRS Texas Holdings, LLC (Delaware)

AHR Trs Timpanogos Holdings, LLC (Delaware)

AHR Trs Washington Holdings, LLC (Delaware)

AHR Tyler TRS Sub, LLC (Delaware)

AHR Tyler TX ALF, LLC (Delaware)

AHR Washington Alf Portfolio, LLC (Delaware)

AHR Wenatchee Wa Alf Trs Sub, LLC (Delaware)

AHR Wenatchee Wa Alf, LLC (Delaware)

AHR Wenatchee Wa Mc Trs Sub, LLC (Delaware)

AHR Wenatchee Wa Mc, LLC (Delaware)

AHR Woodburn Or Alf Trs Sub, LLC (Delaware)

AHR Woodburn Or Alf, LLC (Delaware)

AHR Woodbury MN SH, LLC (Delaware)

AHR Woodbury MN SH TRS Sub, LLC (Delaware)

AHR Wyoming Mi Trs Sub, LLC (Delaware)

American Healthcare Investors, LLC (Delaware)

American Healthcare Opps Holdings, LLC (Delaware)

American Healthcare REIT Holdings, LP (Delaware)

Continental Merger Sub, LLC (Maryland)

GAHC4 Belmont CA ALF, LLC (Delaware)

GAHC3 Austell GA MOB, LLC (Delaware)

GAHC3 Batesville MS ALF, LLC (Delaware)

GAHC3 Bennington NE ALF TRS Sub, LLC (Delaware)

GAHC3 Bennington NE ALF, LLC (Delaware)

GAHC3 Bethlehem PA ILF TRS Sub, LLC (Delaware)

GAHC3 Bethlehem PA ILF, LLC (Delaware)

GAHC3 Boyertown PA ALF TRS Sub, LLC (Delaware)

GAHC3 Boyertown PA ALF, LLC (Delaware)

GAHC3 Braintree MA SNF, LLC (Delaware)

GAHC3 Brighton MA SNF, LLC (Delaware)

GAHC3 Bronx NY MOB, LLC (Delaware)

GAHC3 Carolina Commons SC MOB, LLC (Delaware)

GAHC3 Chesterfield Corporate Plaza, LLC (Delaware)

GAHC3 Chorus Senior Housing Portfolio, LLC (Delaware)

GAHC3 Clemmons NC ALF, LP (Delaware)

GAHC3 Clemmons NC TRS Sub, LLC (Delaware)

GAHC3 Cleveland MS ALF, LLC (Delaware)

GAHC3 Delta Valley ALF Portfolio, LLC (Delaware)

GAHC3 Durango CO Medical Center, LLC (Delaware)

GAHC3 Duxbury MA SNF, LLC (Delaware)

GAHC3 East Texas MOB Portfolio, LLC (Delaware)

GAHC3 Elkhart IN ALF TRS Sub, LLC (Delaware)

GAHC3 Elkhart IN ALF, LLC (Delaware)

GAHC3 Elkhart IN ILF TRS Sub, LLC (Delaware)

GAHC3 Elkhart IN ILF, LLC (Delaware)

GAHC3 FM Class B, LLC (Delaware)

GAHC3 Fox Grape SNF Portfolio, LLC (Delaware)

GAHC3 Friendswood TX MOB, LLC (Delaware)

GAHC3 Garner NC ALF, LP (Delaware)

GAHC3 Garner NC TRS Sub, LLC (Delaware)

GAHC3 Glen Burnie MD MOB, LLC (Delaware)

GAHC3 Hingham MA SNF, LLC (Delaware)

GAHC3 Hobart IN ALF TRS Sub, LLC (Delaware)

GAHC3 Hobart IN ALF, LLC (Delaware)

GAHC3 Huntersville NC ALF, LP (Delaware)

GAHC3 Huntersville NC TRS Sub, LLC (Delaware)

GAHC3 Independence MOB Portfolio, LLC (Delaware)

GAHC3 IOM Senior Housing Limited (Isle of Man)

GAHC3 Joplin MO MOB, LLC (Delaware)

GAHC3 Keller TX MOB, LLC (Delaware)

American Healthcare REIT, Inc.

List of Subsidiaries — (Continued)

As of February 27, 2026

GAHC3 King of Prussia PA MOB, LLC (Delaware)

GAHC3 Kingwood MOB Portfolio, LLC (Delaware)

GAHC3 Kingwood TX MOB I, LLC (Delaware)

GAHC3 Kingwood TX MOB II, LLC (Delaware)

GAHC3 Lakeview IN Medical Plaza, LLC (Delaware)

GAHC3 LaPorte IN ALF TRS Sub, LLC (Delaware)

GAHC3 LaPorte IN ALF, LLC (Delaware)

GAHC3 Lee's Summit MO MOB, LLC (Delaware)

GAHC3 Longview TX CSC MOB, LLC (Delaware)

GAHC3 Longview TX Institute MOB, LLC (Delaware)

GAHC3 Longview TX Medical Plaza, LLC (Delaware)

GAHC3 Longview TX Occupational MOB, LLC (Delaware)

GAHC3 Longview TX Outpatient MOB II, LLC (Delaware)

GAHC3 Marietta GA MOB, LLC (Delaware)

GAHC3 Marshall TX MOB, LLC (Delaware)

GAHC3 Middletown OH MOB II, LLC (Delaware)

GAHC3 Mint Hill NC ALF, LP (Delaware)

GAHC3 Mint Hill NC TRS Sub, LLC (Delaware)

GAHC3 Mishawaka IN ALF TRS Sub, LLC (Delaware)

GAHC3 Mishawaka IN ALF, LLC (Delaware)

GAHC3 Mishawaka IN Parcel, LLC (Delaware)

GAHC3 Mooresville NC ALF, LP (Delaware)

GAHC3 Mooresville NC TRS Sub, LLC (Delaware)

GAHC3 Mount Dora FL MOB II, LLC (Delaware)

GAHC3 Mount Dora FL MOB, LLC (Delaware)

GAHC3 Mountain Crest Senior Housing Portfolio, LLC (Delaware)

GAHC3 Mt. Juliet TN MOB, LLC (Delaware)

GAHC3 Napa Medical Center, LLC (Delaware)

GAHC3 Nebraska Senior Housing Portfolio, LLC (Delaware)

GAHC3 Niles MI ALF TRS Sub, LLC (Delaware)

GAHC3 Niles MI ALF, LLC (Delaware)

GAHC3 North Carolina ALF Portfolio GP, LLC (Delaware)

GAHC3 North Carolina ALF Portfolio, LLC (Delaware)

GAHC3 North Raleigh NC ALF, LP (Delaware)

GAHC3 North Raleigh NC TRS Sub, LLC (Delaware)

GAHC3 Norwich CT MOB I, LLC (Delaware)

GAHC3 Norwich CT MOB II, LLC (Delaware)

GAHC3 Norwich CT MOB Portfolio, LLC (Delaware)

GAHC3 Omaha NE ALF TRS Sub, LLC (Delaware)

GAHC3 Omaha NE ALF, LLC (Delaware)

GAHC3 Orange Star Medical Portfolio, LLC (Delaware)

GAHC3 Palmyra PA ALF TRS Sub, LLC (Delaware)

GAHC3 Palmyra PA ALF, LLC (Delaware)

GAHC3 Paoli PA Medical Plaza, LLC (Delaware)

GAHC3 Pennsylvania Senior Housing Portfolio, LLC (Delaware)

GAHC3 Premier Novi MI MOB, LLC (Delaware)

GAHC3 Quincy MA SNF, LLC (Delaware)

GAHC3 Richmond VA ALF TRS Sub, LLC (Delaware)

GAHC3 Richmond VA ALF, LLC (Delaware)

GAHC3 Snellville GA MOB, LLC (Delaware)

GAHC3 Somerville MA MOB, LLC (Delaware)

GAHC3 Southern Illinois MOB Portfolio, LLC (Delaware)

GAHC3 Southgate KY MOB, LLC (Delaware)

GAHC3 Southlake TX Hospital, LLC (Delaware)

GAHC3 Springdale AR ALF, LLC (Delaware)

GAHC3 Stockbridge GA MOB II, LLC (Delaware)

GAHC3 Stockbridge GA MOB III, LLC (Delaware)

GAHC3 Trilogy JV, LLC (Delaware)

GAHC3 TRS Carolina Holdings, LLC (Delaware)

GAHC3 TRS Chorus Holdings, LLC (Delaware)

GAHC3 TRS Mountain Crest Holdings, LLC (Delaware)

GAHC3 TRS Pennsylvania Holdings, LLC (Delaware)

American Healthcare REIT, Inc.

List of Subsidiaries — (Continued)

As of February 27, 2026

GAHC3 TRS Rotary Holdings, LLC (Delaware)

GAHC3 U.K. Laverstock Ltd (United Kingdom)

GAHC3 U.K. Senior Care Holding Ltd (United Kingdom)

GAHC3 Verona NJ MOB, LLC (Delaware)

GAHC3 Voorhees NJ MOB, LLC (Delaware)

GAHC3 Wake Forest NC ALF, LP (Delaware)

GAHC3 Wake Forest NC TRS Sub, LLC (Delaware)

GAHC3 Washington DC SNF, LLC (Delaware)

GAHC3 Waterloo IL Dialysis Center, LLC (Delaware)

GAHC3 Waterloo IL MOB & Imaging Center, LLC (Delaware)

GAHC3 Waterloo IL MOB Parcel, LLC (Delaware)

GAHC3 Waterloo IL Surgery Center, LLC (Delaware)

GAHC3 Wharton TX MOB, LLC (Delaware)

GAHC3 Wichita KS MOB, LLC (Delaware)

GAHC3 York PA ALF TRS Sub, LLC (Delaware)

GAHC3 York PA ALF, LLC (Delaware)

GAHC4 Beaumont TX ALF, LLC (Delaware)

GAHC4 Arvada CO MOB, LLC (Delaware)

GAHC4 Athens GA MOB I, LLC (Delaware)

GAHC4 Athens GA MOB II, LLC (Delaware)

GAHC4 Athens GA MOB Portfolio, LLC (Delaware)

GAHC4 Battle Creek MI MOB, LLC (Delaware)

GAHC4 Bayou JV Partner, LLC (Delaware)

GAHC4 Bayou JV, LLC (Delaware)

GAHC4 Bayside FL SH, LLC (Delaware)

GAHC4 Bayside FL TRS Sub, LLC (Delaware)

GAHC4 Beaumont TX TRS Sub, LLC (Delaware)

GAHC4 Belmont CA TRS SUB, LLC (Delaware)

GAHC4 Bloomington IL MOB, LLC (Delaware)

GAHC4 Bradenton FL SH, LLC (Delaware)

GAHC4 Bradenton FL TRS Sub, LLC (Delaware)

GAHC4 Catalina SH Portfolio, LLC (Delaware)

GAHC4 Centennial CO MOB, LLC (Delaware)

GAHC4 Central FL Senior Housing Portfolio, LLC (Delaware)

GAHC4 Charlottesville VA MOB, LLC (Delaware)

GAHC4 Chesterton IN MOB, LLC (Delaware)

GAHC4 Colorado Foothills MOB Portfolio, LLC (Delaware)

GAHC4 Colorado Springs CO MOB, LLC (Delaware)

GAHC4 Columbia IL MC, LLC (Delaware)

GAHC4 Columbia IL SH, LLC (Delaware)

GAHC4 Crown Point IN MOB, LLC (Delaware)

GAHC4 Cullman AL MOB I, LLC (Delaware)

GAHC4 Cullman AL MOB II, LLC (Delaware)

GAHC4 Cullman AL MOB III, LLC (Delaware)

GAHC4 Edmonds WA MOB, LLC (Delaware)

GAHC4 Flemington 1 Wescott NJ MOB, LLC (Delaware)

GAHC4 Flemington NJ MOB Portfolio, LLC (Delaware)

GAHC4 Flemington Sand Hill NJ MOB, LLC (Delaware)

GAHC4 Forest Oaks FL SH, LLC (Delaware)

GAHC4 Forest Oaks FL TRS Sub, LLC (Delaware)

GAHC4 Fresno CA MOB, LLC (Delaware)

GAHC4 Glendale WI MOB, LLC (Delaware)

GAHC4 Gonzales LA ALF, LLC (Delaware)

GAHC4 Gonzales LA TRS Sub, LLC (Delaware)

GAHC4 Grand Junction CO MOB, LLC (Delaware)

GAHC4 Great Nord MOB Portfolio, LLC (Delaware)

GAHC4 Haverhill MA MOB, LLC (Delaware)

GAHC4 Holland MI ALF, LLC (Delaware)

GAHC4 Iron MOB Portfolio, LLC (Delaware)

GAHC4 Lafayette ALF TRS Sub, LLC (Delaware)

GAHC4 Lafayette LA ALF Portfolio, LLC (Delaware)

GAHC4 Lafayette LA ALF, LLC (Delaware)

American Healthcare REIT, Inc.

List of Subsidiaries — (Continued)

As of February 27, 2026

GAHC4 Lafayette LA MC, LLC (Delaware)

GAHC4 Lafayette MC TRS Sub, LLC (Delaware)

GAHC4 Lafayette TRS OpCo Holdco, LLC (Delaware)

GAHC4 Lawrenceville GA MOB II, LLC (Delaware)

GAHC4 Lawrenceville GA MOB, LLC (Delaware)

GAHC4 Lithonia GA MOB, LLC (Delaware)

GAHC4 Louisiana SH Portfolio, LLC (Delaware)

GAHC4 Madera CA SH, LLC (Delaware)

GAHC4 Madera CA TRS Sub, LLC (Delaware)

GAHC4 Michigan ALF Portfolio, LLC (Delaware)

GAHC4 Mill Creek WA MOB, LLC (Delaware)

GAHC4 Millstadt IL SH, LLC (Delaware)

GAHC4 Mint Hill NC MOB GP, LLC (Delaware)

GAHC4 Mint Hill NC MOB, LP (Delaware)

GAHC4 Modesto CA MOB, LLC (Delaware)

GAHC4 Monroe LA SH, LLC (Delaware)

GAHC4 Monroe LA TRS Sub, LLC (Delaware)

GAHC4 New Iberia LA SH, LLC (Delaware)

GAHC4 New Iberia LA TRS Sub, LLC (Delaware)

GAHC4 Northern CA Senior Housing Portfolio, LLC (Delaware)

GAHC4 Northern CA TRS OpCo Holdco, LLC (Delaware)

GAHC4 Northview Grand Rapids MI ALF, LLC (Delaware)

GAHC4 Overland Park KS MOB, LLC (Delaware)

GAHC4 Peninsula FL JV Partner, LLC (Delaware)

GAHC4 Peninsula FL JV, LLC (Delaware)

GAHC4 Pinnacle Senior Housing Portfolio, LLC (Delaware)

GAHC4 Plymouth MN MOB, LLC (Delaware)

GAHC4 Red Bud IL SH, LLC (Delaware)

GAHC4 Renaissance FL SH, LLC (Delaware)

GAHC4 Renaissance FL TRS Sub, LLC (Delaware)

GAHC4 Reno NV MOB Sole Member, LLC (Delaware)

GAHC4 Reno NV MOB, LLC (Delaware)

GAHC4 Riverside Grand Rapids MI ALF, LLC (Delaware)

GAHC4 Rochester Hills MI MOB, LLC (Delaware)

GAHC4 Roseburg OR MOB Sole Member, LLC (Delaware)

GAHC4 Roseburg OR MOB, LLC (Delaware)

GAHC4 Sauk Prairie WI MOB Member, LLC (Delaware)

GAHC4 Sauk Prairie WI MOB, LLC (Delaware)

GAHC4 Shreveport LA ALF, LLC (Delaware)

GAHC4 Shreveport LA TRS Sub, LLC (Delaware)

GAHC4 Slidell LA ALF, LLC (Delaware)

GAHC4 Slidell LA TRS Sub, LLC (Delaware)

GAHC4 Southfield MI MOB Member, LLC (Delaware)

GAHC4 Southfield MI MOB, LLC (Delaware)

GAHC4 Spring Haven FL SH, LLC (Delaware)

GAHC4 Spring Haven FL TRS Sub, LLC (Delaware)

GAHC4 Surprise AZ MOB, LLC (Delaware)

GAHC4 SW Illinois Senior Housing Portfolio, LLC (Delaware)

GAHC4 Sylacauga AL MOB, LLC (Delaware)

GAHC4 Tinley Park IL MOB, LLC (Delaware)

GAHC4 Trilogy JV, LLC (Delaware)

GAHC4 TRS Bayou Holdings, LLC (Delaware)

GAHC4 TRS Catalina Holdings, LLC (Delaware)

GAHC4 TRS Peninsula Holdings, LLC (Delaware)

GAHC4 Trumbull CT MOB, LLC (Delaware)

GAHC4 Warrenton MO ALF, LLC (Delaware)

GAHC4 Warrenton MO TRS Sub, LLC (Delaware)

GAHC4 Waterloo IL SH, LLC (Delaware)

GAHC4 West Des Moines IA SNF, LLC (Delaware)

GAHC4 West Haven UT SH, LLC (Delaware)

GAHC4 West Haven UT TRS Sub, LLC (Delaware)

GAHC4 Wyoming MI ALF, LLC (Delaware)

American Healthcare REIT, Inc.

List of Subsidiaries — (Continued)

As of February 27, 2026

Lebanon Road Acquisitions, LLC (Delaware)

AHR IOM Portfolio Holdings Ltd (Isle of Man)

AHR UK REIT Ltd (United Kingdom)

AHR Hickory NC SH TRS Sub, LLC (Delaware)

AHR Santa Fe NM SH TRS Sub, LLC (Delaware)

AHR Sun Prairie TRS Sub, LLC

AHR Waunakee TRS Sub, LLC

Arlington Dialysis, LLC (Delaware)

English Station OpCo, LLC (Delaware)

Franciscan Dialysis, LLC (Delaware)

GAHC4 Central Wisconsin SC Portfolio, LLC

LCS Avon LLC (Iowa)

LCS Crawfordsville LLC (Iowa)

LCS Kokomo LLC (Iowa)

LCS South Bend LLC (Iowa)

LCS Wabash LLC (Iowa)

LCS Westfield LLC (Iowa)

Paragon Outpatient Rehabilitation Services, LLC (Delaware)

Park Terrace Dialysis, LLC (Delaware)

PCA-Corrections, LLC (Kentucky)

RHS Partners of Arlington, LLC (Delaware)

RHS Partners of Bloomington, LLC (Delaware)

RHS Partners of Carmel, LLC (Delaware)

RHS Partners of Castleton, LLC (Delaware)

RHS Partners of Lafayette, LLC (Delaware)

RHS Partners of Mooresville, LLC (Delaware)

RHS Partners of Richmond, LLC (Delaware)

RHS Partners of Terre Haute, LLC (Delaware)

RHS Partners, LLC (Delaware)

RHS PropCo Mooresville, LLC (Delaware)

RHS Propco Partners, LLC (Delaware)

Synchrony Lab Services, LLC (Delaware)

Synchrony North Carolina, LLC (Delaware)

Synchrony Pharmacy, LLC (Delaware)

Synchrony Workforce Solutions, LLC (Delaware)

Trilogy Briar Hill Medical, LLC (Delaware)

Trilogy Dialysis, LLC (Delaware)

Trilogy Health Services, LLC (Delaware)

Trilogy Healthcare Centers, LLC (Kentucky)

Trilogy Healthcare Holdings, Inc. (Delaware)

Trilogy Healthcare Master Tenant II, LLC (Delaware)

Trilogy Healthcare Master Tenant IV, LLC (Delaware)

Trilogy Healthcare Master Tenant IX, LLC (Delaware)

Trilogy Healthcare Master Tenant V, LLC (Delaware)

Trilogy Healthcare Master Tenant VI, LLC (Delaware)

Trilogy Healthcare Master Tenant VII, LLC (Delaware)

Trilogy Healthcare Master Tenant VIII, LLC (Delaware)

Trilogy Healthcare Master Tenant, LLC (Indiana)

Trilogy Healthcare of Allen II, LLC (Delaware)

Trilogy Healthcare of Allen, LLC (Delaware)

Trilogy Healthcare of Anderson, LLC (Delaware)

Trilogy Healthcare of Ann Arbor, LLC (Delaware)

Trilogy Healthcare of Ashland, LLC (Delaware)

Trilogy Healthcare of Bardstown, LLC (Delaware)

Trilogy Healthcare of Batesville, LLC (Indiana)

Trilogy Healthcare of Battle Creek, LLC (Delaware)

American Healthcare REIT, Inc.

List of Subsidiaries — (Continued)

As of February 27, 2026

Trilogy Healthcare of Beavercreek, LLC (Delaware)

Trilogy Healthcare of Bedford, LLC (Delaware)

Trilogy Healthcare of Bellevue, LLC (Delaware)

Trilogy Healthcare of Belmont, LLC (Delaware)

Trilogy Healthcare of Bloomington, LLC (Delaware)

Trilogy Healthcare of Boonville, LLC (Delaware)

Trilogy Healthcare of Bowling Green, LLC (Delaware)

Trilogy Healthcare of Bullitt, LLC (Delaware)

Trilogy Healthcare of Butler, LLC (Delaware)

Trilogy Healthcare of Carroll, LLC (Delaware)

Trilogy Healthcare of Circleville, LLC (Delaware)

Trilogy Healthcare of Clermont, LLC (Delaware)

Trilogy Healthcare of Clinton, LLC (Delaware)

Trilogy Healthcare of Columbus, LLC (Delaware)

Trilogy Healthcare Of Commerce, LLC (Delaware)

Trilogy Healthcare of Corydon, LLC (Delaware)

Trilogy Healthcare of Cynthiana, LLC (Delaware)

Trilogy Healthcare of Danville, LLC (Delaware)

Trilogy Healthcare of Daviess, LLC (Delaware)

Trilogy Healthcare of Dearborn, LLC (Delaware)

Trilogy Healthcare of Delaware, LLC (Delaware)

Trilogy Healthcare of Delphos, LLC (Delaware)

Trilogy Healthcare of Dupont, LLC (Delaware)

Trilogy Healthcare of Elkhart, LLC (Delaware)

Trilogy Healthcare of Evansville RP, LLC (Delaware)

Trilogy Healthcare of Fayette I, LLC (Kentucky)

Trilogy Healthcare of Fayette II, LLC (Delaware)

Trilogy Healthcare of Fayette III, LLC (Kentucky)

Trilogy Healthcare of Ferdinand, LLC (Delaware)

Trilogy Healthcare of Fitchburg, LLC (Delaware)

Trilogy Healthcare of Floyd, LLC (Delaware)

Trilogy Healthcare of Fort Wayne, LLC (Delaware)

Trilogy Healthcare of Franklin III, LLC (Delaware)

Trilogy Healthcare of Gahanna, LLC (Delaware)

Trilogy Healthcare of Genesee, LLC (Delaware)

Trilogy Healthcare of Glen Ridge, LLC (Delaware)

Trilogy Healthcare of Goshen, LLC (Delaware)

Trilogy Healthcare of Greencastle, LLC (Indiana)

Trilogy Healthcare of Greenfield, LLC (Delaware)

Trilogy Healthcare of Greensburg, LLC (Indiana)

Trilogy Healthcare of Grove City, LLC (Delaware)

Trilogy Healthcare of Hamilton II, LLC (Delaware)

Trilogy Healthcare of Hamilton III, LLC (Delaware)

Trilogy Healthcare of Hamilton, LLC (Delaware)

Trilogy Healthcare of Hancock II, LLC (Delaware)

Trilogy Healthcare of Hancock, LLC (Delaware)

Trilogy Healthcare of Hanover, LLC (Delaware)

Trilogy Healthcare of Henry II, LLC (Indiana)

Trilogy Healthcare of Henry, LLC (Indiana)

Trilogy Healthcare of Hilliard, LLC (Delaware)

Trilogy Healthcare of Holland, LLC (Delaware)

Trilogy Healthcare of Holly, LLC (Delaware)

Trilogy Healthcare of Hudsonville, LLC (Delaware)

Trilogy Healthcare of Huron, LLC (Delaware)

Trilogy Healthcare of Ingham, LLC (Delaware)

Trilogy Healthcare of Jasper, LLC (Delaware)

American Healthcare REIT, Inc.

List of Subsidiaries — (Continued)

As of February 27, 2026

Trilogy Healthcare of Jefferson II, LLC (Delaware)

Trilogy Healthcare of Jefferson, LLC (Delaware)

Trilogy Healthcare of Kalamazoo, LLC (Delaware)

Trilogy Healthcare of Kendallville, LLC (Delaware)

Trilogy Healthcare of Kent, LLC (Delaware)

Trilogy Healthcare of King, LLC (Delaware)

Trilogy Healthcare of Kokomo, LLC (Delaware)

Trilogy Healthcare of Lafayette, LLC (Delaware)

Trilogy Healthcare of LaGrange, LLC (Delaware)

Trilogy Healthcare of Lake, LLC (Delaware)

Trilogy Healthcare of Lancaster, LLC (Delaware)

Trilogy Healthcare of Lapeer, LLC (Delaware)

Trilogy Healthcare of Lawrenceburg, LLC (Delaware)

Trilogy Healthcare of Lebanon, LLC (Delaware)

Trilogy Healthcare of Liberty Township (Delaware)

Trilogy Healthcare of Lima II, LLC (Delaware)

Trilogy Healthcare of Livingston II, LLC (Delaware)

Trilogy Healthcare of Livingston, LLC (Delaware)

Trilogy Healthcare of Logansport, LLC (Delaware)

Trilogy Healthcare of Louisville East, LLC (Delaware)

Trilogy Healthcare of Louisville Northeast, LLC (Kentucky)

Trilogy Healthcare of Louisville Southwest, LLC (Delaware)

Trilogy Healthcare of Lowell, LLC (Delaware)

Trilogy Healthcare of Lucas, LLC (Delaware)

Trilogy Healthcare of Macomb, LLC (Delaware)

Trilogy Healthcare of Marion, LLC (Delaware)

Trilogy Healthcare of Mercer, LLC (Delaware)

Trilogy Healthcare of Miami, LLC (Delaware)

Trilogy Healthcare of Miamisburg, LLC (Delaware)

Trilogy Healthcare of Milford, LLC (Delaware)

Trilogy Healthcare of Montgomery, LLC (Delaware)

Trilogy Healthcare of Monticello, LLC (Delaware)

Trilogy Healthcare of Muncie II, LLC (Delaware)

Trilogy Healthcare of Muncie, LLC (Indiana)

Trilogy Healthcare of Muskegon, LLC (Delaware)

Trilogy Healthcare of Muskingum II, LLC (Ohio)

Trilogy Healthcare of New Albany, LLC (Delaware)

Trilogy Healthcare of Noblesville, LLC (Delaware)

Trilogy Healthcare of North Baltimore, LLC (Delaware)

Trilogy Healthcare of Oakland II, LLC (Delaware)

Trilogy Healthcare of Oakland, LLC (Delaware)

Trilogy Healthcare of Oakwood, LLC (Delaware)

Trilogy Healthcare of Ottawa, LLC (Delaware)

Trilogy Healthcare of Perrysburg, LLC (Delaware)

Trilogy Healthcare of Petersburg, LLC (Delaware)

Trilogy Healthcare of Pickerington, LLC (Delaware)

Trilogy Healthcare of Portage, LLC (Delaware)

Trilogy Healthcare of Porter, LLC (Delaware)

Trilogy Healthcare of Princeton, LLC (Delaware)

Trilogy Healthcare of Putnam II, LLC (Delaware)

Trilogy Healthcare of Putnam III, LLC (Delaware)

Trilogy Healthcare of Putnam, LLC (Delaware)

Trilogy Healthcare of Richmond, LLC (Indiana)

Trilogy Healthcare of River Oaks, LLC (Delaware)

Trilogy Healthcare of Romeo, LLC (Delaware)

Trilogy Healthcare of Sandusky, LLC (Minnesota)

American Healthcare REIT, Inc.

List of Subsidiaries — (Continued)

As of February 27, 2026

Trilogy Healthcare of Scottsburg, LLC (Indiana)

Trilogy Healthcare of Seymour, LLC (Delaware)

Trilogy Healthcare of Shelbyville, LLC (Indiana)

Trilogy Healthcare of Shelby Farms, LLC (Delaware)

Trilogy Healthcare of Stonebridge, LLC (Delaware)

Trilogy Healthcare of Sylvania, LLC (Delaware)

Trilogy Healthcare of Telegraph, LLC (Delaware)

Trilogy Healthcare of Tell City, LLC (Delaware)

Trilogy Healthcare of Tiffin, LLC (Delaware)

Trilogy Healthcare of Tippecanoe II, LLC (Delaware)

Trilogy Healthcare of Tippecanoe, LLC (Delaware)

Trilogy Healthcare of Vanderburgh III, LLC (Delaware)

Trilogy Healthcare of Vanderburgh, LLC (Delaware)

Trilogy Healthcare of Vermilion, LLC (Delaware)

Trilogy Healthcare of Vigo, LLC (Delaware)

Trilogy Healthcare of Vincennes, LLC (Delaware)

Trilogy Healthcare of Wabash, LLC (Delaware)

Trilogy Healthcare of Washington, LLC (Delaware)

Trilogy Healthcare of Washington Center, LLC (Delaware)

Trilogy Healthcare of Washtenaw, LLC (Delaware)

Trilogy Healthcare of West Lake, LLC (Delaware)

Trilogy Healthcare of Wood County Successor, LLC (Delaware)

Trilogy Healthcare of Winchester, LLC (Delaware)

Trilogy Healthcare Operations of Batesville, LLC (Indiana)

Trilogy Healthcare Operations of Greencastle, LLC (Indiana)

Trilogy Healthcare Operations of Madison, LLC (Delaware)

Trilogy Healthcare Operations of Muncie, LLC (Indiana)

Trilogy Healthcare Operations of New Castle, LLC (Indiana)

Trilogy Healthcare Operations of Richmond, LLC (Indiana)

Trilogy Healthcare Operations of Scottsburg, LLC (Indiana)

Trilogy Healthcare Operations of Shelbyville, LLC (Indiana)

Trilogy Healthcare Operations of Springfield II, LLC (Delaware)

Trilogy Healthcare Operations of Springfield, LLC (Indiana)

Trilogy Healthcare Real Estate of New Castle, LLC (Indiana)

Trilogy Healthcare SL of King, LLC (Delaware)

Trilogy Healthcare SL of Perrysburg, LLC (Delaware)

Trilogy Investors, LLC (Delaware)

Trilogy Kalida Development, LLC (Delaware)

Trilogy Manor House Operations, LLC (Delaware)

Trilogy Manor House, LLC (Delaware)

Trilogy North Carolina Rx LLC (Delaware)

Trilogy NP, LLC (Delaware)

Trilogy Opco, LLC (Delaware)

Trilogy Operations Kokomo II Villas, LLC (Delaware)

Trilogy Operations Monclova Villas, LLC (Delaware)

Trilogy Operations Romeo IL, LLC (Delaware)

Trilogy Operations Springhurst Villas, LLC (Delaware)

Trilogy PCA Holdings, LLC (Delaware)

Trilogy Pro Services, LLC (Delaware)

Trilogy PropCo Finance, LLC (Delaware)

Trilogy PropCo II Finance A, LLC (Delaware)

Trilogy PropCo II Finance B, LLC (Delaware)

Trilogy PropCo II Finance C, LLC (Delaware)

Trilogy PropCo II, LLC (Delaware)

Trilogy PropCo, LLC (Delaware) fka Trilogy Construction, LLC

Trilogy PropCo Master Tenant III, LLC (Delaware)

American Healthcare REIT, Inc.

List of Subsidiaries — (Continued)

As of February 27, 2026

Trilogy PropCo Tenant of Hamilton, LLC (Delaware)

Trilogy Property Holdings, LLC (Delaware)

Trilogy Real Estate Anderson, LLC (Delaware)

Trilogy Real Estate Ann Arbor, LLC (Delaware)

Trilogy Real Estate Ashland, LLC (Delaware)

Trilogy Real Estate Bardstown, LLC (Delaware)

Trilogy Real Estate Beavercreek, LLC (Delaware)

Trilogy Real Estate Bedford, LLC (Delaware)

Trilogy Real Estate Bellevue, LLC (Delaware)

Trilogy Real Estate Bethesda, LLC (Delaware)

Trilogy Real Estate Bloomington, LLC (Delaware)

Trilogy Real Estate Boonville, LLC (Delaware)

Trilogy Real Estate Bowling Green, LLC (Delaware)

Trilogy Real Estate Bullitt, LLC (Delaware)

Trilogy Real Estate Butler II, LLC (Delaware)

Trilogy Real Estate Butler, LLC (Delaware)

Trilogy Real Estate Circleville, LLC (Delaware)

Trilogy Real Estate Clark, LLC (Delaware)

Trilogy Real Estate Clermont, LLC (Delaware)

Trilogy Real Estate Cloister, LLC (Delaware)

Trilogy Real Estate Colerain, LLC (Delaware)

Trilogy Real Estate Colerain II, LLC (Delaware)

Trilogy Real Estate Columbus, LLC (Delaware)

Trilogy Real Estate Corydon, LLC (Delaware)

Trilogy Real Estate Creasy Springs, LLC (Delaware)

Trilogy Real Estate Cynthiana, LLC (Delaware)

Trilogy Real Estate Danville, LLC (Delaware)

Trilogy Real Estate Daviess, LLC (Delaware)

Trilogy Real Estate Delaware, LLC (Delaware)

Trilogy Real Estate Delphos II, LLC (Delaware)

Trilogy Real Estate Delphos, LLC (Delaware)

Trilogy Real Estate Dupont, LLC (Delaware)

Trilogy Real Estate East Lansing, LLC (Delaware)

Trilogy Real Estate English Station, LLC (Delaware)

Trilogy Real Estate Evansville RP, LLC (Delaware)

Trilogy Real Estate Fairfield, LLC (Delaware)

Trilogy Real Estate Fayette II, LLC (Delaware)

Trilogy Real Estate Fayette III, LLC (Delaware)

Trilogy Real Estate Fayette, LLC (Delaware)

Trilogy Real Estate Ferdinand II, LLC (Delaware)

Trilogy Real Estate Fitchburg, LLC (Delaware)

Trilogy Real Estate Floyd, LLC (Delaware)

Trilogy Real Estate Forest Springs, LLC (Delaware)

Trilogy Real Estate Fort Wayne, LLC (Delaware)

Trilogy Real Estate Franklin III, LLC (Delaware)

Trilogy Real Estate Fremont, LLC (Delaware)

Trilogy Real Estate Gahanna, LLC (Delaware)

Trilogy Real Estate Genoa II, LLC (Delaware)

Trilogy Real Estate Greensburg, LLC (Delaware)

Trilogy Real Estate Grove City, LLC (Delaware)

Trilogy Real Estate Hamilton, LLC (Delaware)

Trilogy Real Estate Hamilton II, LLC (Delaware)

Trilogy Real Estate Hamilton III, LLC (Delaware)

Trilogy Real Estate Hancock II, LLC (Delaware)

Trilogy Real Estate Hancock, LLC (Delaware)

Trilogy Real Estate Hanover II, LLC (Delaware)

American Healthcare REIT, Inc.

List of Subsidiaries — (Continued)

As of February 27, 2026

Trilogy Real Estate Hanover, LLC (Delaware)

Trilogy Real Estate Harrison, LLC (Delaware)

Trilogy Real Estate Harrodsburg, LLC (Delaware)

Trilogy Real Estate Hickory, LLC (Delaware)

Trilogy Real Estate Hilliard, LLC (Delaware)

Trilogy Real Estate Holland, LLC (Delaware)

Trilogy Real Estate Holly, LLC (Delaware)

Trilogy Real Estate Howell, LLC (Delaware)

Trilogy Real Estate Howell IL, LLC (Delaware)

Trilogy Real Estate Hudsonville, LLC (Delaware)

Trilogy Real Estate Huron II, LLC (Delaware)

Trilogy Real Estate Huron, LLC (Delaware)

Trilogy Real Estate Indiana II, LLC (Delaware)

Trilogy Real Estate Indiana III, LLC (Delaware)

Trilogy Real Estate Investment Trust (Maryland)

Trilogy Real Estate Jasper II, LLC (Delaware)

Trilogy Real Estate Jasper, LLC (Delaware)

Trilogy Real Estate Jefferson-SB, LLC (Delaware)

Trilogy Real Estate Kendallville, LLC (Delaware)

Trilogy Real Estate Kendallville Villas, LLC (Delaware)

Trilogy Real Estate Kent II, LLC (Delaware)

Trilogy Real Estate Kent, LLC (Delaware)

Trilogy Real Estate Kentucky II, LLC (Delaware)

Trilogy Real Estate Kentucky III, LLC (Delaware)

Trilogy Real Estate Kentucky V, LLC (Delaware)

Trilogy Real Estate Kentucky, LLC (Delaware)

Trilogy Real Estate King, LLC (Delaware)

Trilogy Real Estate Kokomo II, LLC (Delaware)

Trilogy Real Estate Kokomo, LLC (Delaware)

Trilogy Real Estate Kosciusko, LLC (Delaware)

Trilogy Real Estate Lafayette II, LLC (Delaware)

Trilogy Real Estate LaGrange, LLC (Delaware)

Trilogy Real Estate Lancaster, LLC (Delaware)

Trilogy Real Estate Lima II, LLC (Delaware)

Trilogy Real Estate Lima, LLC (Delaware)

Trilogy Real Estate Livingston, LLC (Delaware)

Trilogy Real Estate Lowell, LLC (Delaware)

Trilogy Real Estate Macomb II, LLC (Delaware)

Trilogy Real Estate Macomb, LLC (Delaware)

Trilogy Real Estate Madison, LLC (Delaware)

Trilogy Real Estate Marion, LLC (Delaware)

Trilogy Real Estate Mercer, LLC (Delaware)

Trilogy Real Estate Miamisburg, LLC (Delaware)

Trilogy Real Estate Monclova Villas, LLC (Delaware)

Trilogy Real Estate Monclova, LLC (Delaware)

Trilogy Real Estate Montgomery II, LLC (Delaware)

Trilogy Real Estate Montgomery, LLC (Delaware)

Trilogy Real Estate Muncie (Delaware)

Trilogy Real Estate Muskegon, LLC (Delaware)

Trilogy Real Estate New Albany, LLC (Delaware)

Trilogy Real Estate Noblesville, LLC (Delaware)

Trilogy Real Estate North River, LLC (Delaware)

Trilogy Real Estate Novi, LLC (Delaware)

Trilogy Real Estate Oakland, LLC (Delaware)

Trilogy Real Estate Oakwood, LLC (Delaware)

Trilogy Real Estate Oldham Reserve, LLC (Delaware)

American Healthcare REIT, Inc.

List of Subsidiaries — (Continued)

As of February 27, 2026

Trilogy Real Estate Perrysburg, LLC (Delaware)

Trilogy Real Estate Sante Fe, LLC (Delaware)

Trilogy Real Estate Shelby Farms, LLC (Delaware)

Trilogy Real Estate SL King, LLC (Delaware)

Trilogy Real Estate SL Perrysburg, LLC (Delaware)

Trilogy Real Estate Sun Prairie, LLC (Delaware)

Trilogy Real Estate Waunakee, LLC (Delaware)

Trilogy Real Estate Winchester, LLC (Delaware)

Trilogy Real Estate of Battle Creek, LLC (Delaware)

Trilogy Real Estate of Commerce, LLC (Delaware)

Trilogy Real Estate of Elkhart, LLC (Delaware)

Trilogy Real Estate of Findlay, LLC (Delaware)

Trilogy Real Estate of Genoa, LLC (Delaware)

Trilogy Real Estate of Goshen, LLC (Delaware)

Trilogy Real Estate of Grand Blanc, LLC (Delaware)

Trilogy Real Estate of Kalida, LLC (Delaware)

Trilogy Real Estate of Lafayette, LLC (Delaware)

Trilogy Real Estate of Lake, LLC (Delaware)

Trilogy Real Estate of Lapeer, LLC (Delaware)

Trilogy Real Estate of Lebanon, LLC (Delaware)

Trilogy Real Estate of Logansport, LLC (Delaware)

Trilogy Real Estate of Perry, LLC (Delaware)

Trilogy Real Estate of Porter, LLC (Delaware)

Trilogy Real Estate of Seymour, LLC (Delaware)

Trilogy Real Estate of Vincennes, LLC (Delaware)

Trilogy Real Estate of West Lafayette, LLC (Delaware)

Trilogy Real Estate Ohio, LLC (Delaware)

Trilogy Real Estate Okemos, LLC (Delaware)

Trilogy Real Estate Ottawa, LLC (Delaware)

Trilogy Real Estate Petersburg, LLC (Delaware)

Trilogy Real Estate Portage, LLC (Delaware)

Trilogy Real Estate Porter II, LLC (Delaware)

Trilogy Real Estate Putnam II, LLC (Delaware)

Trilogy Real Estate Romeo II, LLC (Delaware)

Trilogy Real Estate Romeo, LLC (Delaware)

Trilogy Real Estate Sanders Ridge, LLC (Delaware)

Trilogy Real Estate Springfield, LLC (Delaware)

Trilogy Real Estate Springhurst, LLC (Delaware)

Trilogy Real Estate Stony Brook, LLC (Delaware)

Trilogy Real Estate Sylvania II, LLC (Delaware)

Trilogy Real Estate Sylvania, LLC (Delaware)

Trilogy Real Estate Tell City, LLC (Delaware)

Trilogy Real Estate Telegraph, LLC (Delaware)

Trilogy Real Estate Tiffin, LLC (Delaware)

Trilogy Real Estate Union Township, LLC (Delaware)

Trilogy Real Estate Vanderburgh III, LLC (Delaware)

Trilogy Real Estate Vermilion, LLC (Delaware)

Trilogy Real Estate Vienna Springs, LLC (Delaware)

Trilogy Real Estate Vigo, LLC (Delaware)

Trilogy Real Estate Washington, LLC (Delaware)

Trilogy Real Estate Washington Center, LLC (Delaware)

Trilogy Real Estate Washtenaw, LLC (Delaware)

Trilogy Real Estate West Lake, LLC (Delaware)

Trilogy Real Estate West River, LLC (Delaware)

Trilogy Real Estate White Oaks II, LLC (Delaware)

Trilogy Real Estate White Oaks, LLC (Delaware)

American Healthcare REIT, Inc.

List of Subsidiaries — (Continued)

As of February 27, 2026

Trilogy Rehab Services, LLC (Delaware)

Trilogy REIT Holdings, LLC (Delaware)

Trilogy RER, LLC (Delaware)

Trilogy Sky, LLC (Delaware)

Trilogy Transportation, LLC (Delaware)

Trilogy VBC, LLC (Delaware)

Triple Creek Dialysis, LLC (Delaware)

Waterford Dialysis, LLC (Delaware)

Willows of Springhurst OpCo, LLC (Delaware)

Willows of Springhurst PropCo, LLC (Delaware)